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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    July 31, 2013

TELOS CORPORATION
(Exact name of registrant as specified in charter)

Maryland	001-08443	52-0880974
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principle executive offices)	(Zip Code)

(703) 724-3800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into Material Definitive Agreement.

On July 31, 2013, the Company and Wells Fargo Capital Finance, LLC (“WFCF”, formerly Wells Fargo Capital Finance, Inc.) amended the Second Amended and Restated Loan and Security Agreement of May 17, 2010 (referenced as “Wells Fargo Facility” or “Facility”) to extend the maturity date for 180 days, to November 13, 2014 from May 17, 2014.   In addition, both parties reaffirmed its obligations under the loan documents with regards to the Facility.

A copy of the full text of the amendment is filed as an exhibit to this report.

Item 9.01                          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Fourth Amendment to Second Amended and Restated Loan and Security Agreement between Telos Corporation, a Maryland corporation and Wells Fargo Capital Finance, LLC dated July 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 6, 2013

TELOS CORPORATION

By:	/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer